UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  June 30, 2006

                         COMMISSION FILE NO.:  000-32885

                                    XA, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEVADA                                88-0471263
      ---------------------------           -------------------------------
     (STATE OR OTHER JURISDICTION          (IRS EMPLOYER IDENTIFICATION NO.)
           OF INCORPORATION)

         875 NORTH MICHIGAN AVENUE, SUITE 2626, CHICAGO, ILLINOIS 60611
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 397-9100
                             -----------------------
                            (ISSUER TELEPHONE NUMBER)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On July 17, 2006, with an effective date of June 30, 2006, XA, Inc. ("we," "us," the "Company") entered into a Waiver of Rights Agreement (the "Waiver

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Agreement"),  with  Alpha  Capital  Aktiengesellschaft,  Stonestreet  Limited
Partnership, Whalehaven Funds Limited, Greenwich Growth Fund Limited And Genesis Microcap Inc. (the "Purchasers").

     Pursuant to a Subscription Agreement entered into with the Purchasers on June 30, 2004 (the "Subscription Agreement"), we sold the Purchasers an aggregate of $2,500,000 in two tranches of Convertible Promissory Notes (the "Notes" or the "Purchaser Notes"). An aggregate of $1,250,000 in Notes was sold to the Purchasers on June 30, 2004, which amount was due and payable on June 30, 2006, but has since been reduced to $1,020,000, not including any accrued and unpaid interest, due to the conversion of a portion of the Notes into shares of XA's common stock (the "First Tranche"). An aggregate of $1,250,000 in Notes was sold on September 13, 2004, which amount is due and payable on September 13, 2006, but has since been reduced to $1,012,500, not including any accrued and unpaid interest, due to the conversion of a portion of the Notes into shares of XA's common stock (the "Second Tranche"). In connection with the Subscription Agreement, we also granted the Purchasers an aggregate of 250,000 post 1:20 reverse split Class A Warrants to purchase shares of XA's common stock, at an exercise price of $9.60 per share, which have not been exercised to date, which Class A Warrants can be exercised at any time prior to June 29, 2008, and 500,000 post 1:20 reverse split Class B Warrants, which Class B Warrants have since expired unexercised (collectively the "Purchaser Warrants").

     On July 18, 2006, we received a non-binding term sheet (the "Term Sheet") with a third party (the "Investor") to provide us with an aggregate of $1,250,000 in Senior Secured Convertible Promissory Note funding (the "Funding" and the "Funding Notes"), which Funding Notes are anticipated to accrue interest at the rate of 11% per annum, payable quarterly in cash or common shares, as requested by the Investors. The anticipated due date of the Funding Notes will be fifteen months from the issuance date of such notes. It is also anticipated that the Investors will receive warrants to purchase shares of our common stock in connection with the Funding Notes (the "Funding Warrants") and that we will be required to file a registration statement with the Commission to register the shares of common stock which the Funding Notes are convertible into and which the warrants are exercisable for. We plan to use the funds received through the sale of the Funding Notes, assuming such Funding is consummated, of which there can be no assurance, to repay the First Tranche (as defined above) of the Purchaser Notes.

     We failed to repay the amount owed under the First Tranche of the Notes to the Purchasers on June 30, 2006, as we did not have sufficient cash on hand to repay such Notes as of June 30, 2006. However, pursuant to the Waiver Agreement, we agreed to repay the Purchasers the full amount due under the First Tranche on or prior to July 27, 2006, and the Purchasers agreed to:

     (a)  waive  our  failure  to  repay  the  First  Tranche  when  due,

     (b) waive all reset, anti-dilution and re-pricing rights they may have had in connection with the Funding and the Term Sheet; and

     (c) allow the repayment of the Second Tranche at any time prior to the due date of such Second Tranche, September 13, 2006, without penalty (collectively with (a) and (b) above, the "Funding Waiver").

     The Purchasers also agreed to waive any right they may have had to demand repayment of the Second Tranche due to our failure to repay the First Tranche, when due, provided that if we fail to repay the First Tranche on or prior to July 27, 2006, and/or fail to repay the Second Tranche on or prior to September 13, 2006:

     (a) all of the provisions of the Funding Waiver shall be automatically and retroactively revoked;

     (b) all of the Purchasers' rights and remedies under the Subscription Agreement, Purchaser Notes and Purchaser Warrants will automatically be restored, other than those rights waived pursuant to the December 29, 2004, Waiver Agreement between us and the Purchasers; and

     (c) any Notices of Default previously delivered to the Company shall be reinstated as of the date originally given, without the requirement of further notices relative to the subject matter of the notices previously given.

     No assurance can be provided that we will be able to close the Funding contemplated by the Term Sheet, and/or obtain the funds required to repay the First Tranche on or prior to July 27, 2006, if at all, and/or that such Funding, if raised, will be on favorable terms. Additionally, even if we are able to close the Funding and repay the Purchasers the amount owed under the First Tranche, we currently have no term sheets or commitments from any third parties, or officers and Directors of the Company to provide us with funding to repay the Second Tranche, which we do not currently have sufficient cash on hand to repay, and as such, no assurance can be made that we will have sufficient funds to repay the amount owed to the Purchasers under the Second Tranche when due. Also, it is likely that if consummated, the Funding, and any additional funding transactions we may enter into to generate sufficient funds to repay the Second Tranche and provide us with additional funds to pay for our operations, will cause substantial dilution to our then existing shareholders. Furthermore, as currently contemplated, the Funding will provide the Investor a security interest over our property, which may allow such Investor to take control of substantially all of our assets in the event a default occurs under the Funding Notes. If any of the events described in the paragraph above occur, it could cause us to curtail or abandon our business operations and/or may cause the value of our common stock to decline or become worthless.

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ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  Number          Description
---------------          -----------

10.1*                    Waiver  of  Rights  Agreement

*  Filed  herewith.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           XA, INC.
                                           --------

                                           July 24, 2006

                                           /s/ Joseph Wagner
                                           -----------------------
                                           Joseph Wagner,
                                           Chief Executive Officer

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